UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2006

Sunterra Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-13815	95-4582157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3865 W. Cheyenne Ave. North Las Vegas, NV	89032
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 804-8600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On May 2, 2006, Sunterra Europe (Group Holdings) plc (“Sunterra Europe”) and David R. Harris entered into a compromise agreement dated as of April 27, 2006 pursuant to which Mr. Harris’ employment was terminated effective April 30, 2006. Mr. Harris had previously served as Managing Director of Sunterra Europe, since February 2004. Sunterra Europe is the principal European subsidiary of Sunterra Corporation (the “Company” or “Registrant”). The compromise agreement stipulates that Sunterra Europe will:

•	Pay Mr. Harris a lump sum of £180,000, less deductions for income tax and national insurance contributions;

•	Pay Mr. Harris the further sum of £30,000, less deductions for income tax and national insurance contributions, on the earlier of the first anniversary of the compromise agreement and a change of control of either Sunterra Europe or Sunterra Europe Limited; and

•	Permit Mr. Harris to participate in Sunterra Europe’s private health insurance plan, until the earlier of the first anniversary of the compromise agreement and the date Mr. Harris commences alternative employment pursuant to which he receives private health insurance.

In addition, under Mr. Harris’ separate stock-based compensation agreements:

•	The vested option to purchase 40,000 shares of Sunterra Corporation common stock will expire on the three month anniversary of his April 30, 2006 termination date; and

•	Mr. Harris will forfeit 11,250 restricted unvested shares of Sunterra Corporation common stock and transfer such shares of common stock back to the Company on his April 30, 2006 termination date.

The compromise agreement is filed as Exhibit No. 10.1 to this report, and it is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement

On May 2, 2006, Sunterra Europe and David R. Harris entered into a compromise agreement dated as of April 27, 2006 pursuant to which Mr. Harris’ employment agreement dated February 23, 2004 between Sunterra Europe and David R. Harris was terminated effective April 30, 2006.

The information included in Item 1.01 is hereby incorporated herein by reference.

Item 2.05. Costs Associated with Exit or Disposal Activities

On April 27, 2006, the Company commenced a restructuring plan for Sunterra Europe, with the aim of doing, among other things, the following:

•	Reduce Sunterra Europe’s corporate overhead costs by streamlining management and reducing infrastructure;

•	Curtailing new member marketing programs; and

•	Support Sunterra Europe’s property management and member services operations.

Sunterra Europe expects to reduce its payroll costs as part of an overall cost reduction expected to be completed during the fourth quarter of fiscal 2006. The decision to restructure Sunterra Europe’s operations is expected to result in a pretax charge preliminarily estimated to be approximately $12 million to $17 million. The estimated charge is expected to principally relate to:

•	One-time termination benefits of approximately $2 million to $4 million;

•	Write-off of operating assets and accrual of liabilities of approximately $2 million to $3 million; and

•	Impairment of long-lived assets of approximately $8 million to $10 million.

The associated cash expenditures are estimated to be approximately $4 million to $7 million.

Forward-Looking Statements; Risks and Uncertainties

Statements about future results and plans made in this Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. The Company cautions that these statements are not guarantees of future performance, and involve risks and uncertainties and other factors that may cause results to differ materially from those anticipated at the time such statements are made. For example, future results, performance and achievements may be affected by the Company’s ability to successfully implement its strategic, operational and marketing plan including the cost reduction plan of its European operations, the actual amount of the pretax restructuring charge, the actual amount of the cash expenditures associated with the restructuring plan, general economic conditions, including a global economic downturn, the impact of war and terrorist activity, business and financing conditions, foreign exchange fluctuations, governmental and regulatory actions, the cyclicality of the vacation ownership industry, relationships with key employees, domestic and international political and geopolitical conditions, competition, downturns in leisure travel patterns, risk associated with the level and structure of our indebtedness, risk associated with potential acquisitions and dispositions and other circumstances and uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be attained or that results will not materially differ. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

Item 2.06. Material Impairments

The information included in Item 2.05 is hereby incorporated herein by reference.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a) On May 2, 2006, the Audit and Compliance Committee of Board of Directors of the Company, concluded that the Company’s previously issued consolidated financial statements (covering the years or periods indicated below), as well as any related financial information or related auditor’s reports, should no longer be relied upon:

•	The fiscal years ended December 31, 2002 through September 30, 2005 (and related interim periods); and

•	The fiscal quarter ended December 31, 2005.

As described in the Company’s press release, which is filed as Exhibit No. 99.1 hereto and incorporated herein by reference, the conclusion by the Audit and Compliance Committee described above related to the Company’s determination that it underpaid withholding taxes in Spain on wages paid to employees of subsidiaries of Sunterra Europe and, as a result, certain of the Company’s consolidated financial statements should be restated.

As previously disclosed, the Audit and Compliance Committee of the Company’s Board of Directors commenced an independent investigation into various allegations (including accounting improprieties) made by an individual formerly employed by Sunterra Europe’s Spanish operations. The Committee has retained the law firm of WilmerHale to advise it in connection with this inquiry. The Committee’s inquiry is ongoing. The Company has determined to restate its financial statements for the unpaid withholding taxes. As the independent inquiry of the Committee progresses, additional items could be identified with the potential to impact the Company’s financial statements and operations beyond the tax item described in the press release filed as Exhibit No. 99.1 hereto and incorporated herein by reference.

The Audit and Compliance Committee as well as an authorized officer of the Company have discussed with Grant Thornton LLP, the Company’s former independent registered public accounting firm, the matters disclosed in this Item 4.02. As previously disclosed, the Company is seeking to engage a new independent registered public accounting firm.

Item 8.01 Other Events

On May 3, 2006, the Company issued two press releases, which are filed as Exhibit Nos. 99.1 and 99.2 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	May 2, 2006 Compromise Agreement between Sunterra Europe (Group Holdings) plc and David R. Harris dated as of April 27, 2006

99.1	Sunterra Corporation Press Release dated May 3, 2006

99.2	Sunterra Corporation Press Release dated May 3, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2006

SUNTERRA CORPORATION

By:	/s/ Steven E. West
Name:	Steven E. West
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	May 2, 2006 Compromise Agreement between Sunterra Europe (Group Holdings) plc and David R. Harris dated as of April 27, 2006

99.1	Sunterra Corporation Press Release dated May 3, 2006

99.2	Sunterra Corporation Press Release dated May 3, 2006